UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 24, 2011

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

880 Third Avenue, 12th Floor, New York, New York (Address of principal executive offices)	10022-4730 (Zip Code)

Registrant’s telephone number, including area code: (646) 833-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1                      Registrant's Business and Operations
Item 1.01                      Entry into a Material Definitive Agreement

Agreement Between Blackhawk Capital Group BDC, Inc.
And Odeon Capital Group, LLC

On January 24, 2011, the Company entered into an agreement ("Placement Agent Agreement") with Odeon Capital Group, LLC, a Delaware limited liability company ("Placement Agent") to provide placement agent, financial advisory and investment banking services in connection with a Regulation E Offering or Regulation D Offering on an exclusive basis and annual advisory services.

Pursuant to the Placement Agent Agreement, the Placement Agent will act as exclusive placement agent in raising on a best efforts basis up to five million dollars ($5,000,000) pursuant to Regulation D or Regulation E under the Securities Act of 1933, as amended ("Securities Act").  The maximum amount to be raised in the Offering is $5,000,000 and the Company anticipates that 10,000,000 shares will be sold at a purchase price of $.50 per share.  There is no minimum requirement for the sale of shares by the Company.

Pursuant to the Placement Agent Agreement, from and after the final closing of the Offering, the Placement Agent will (i) act as the exclusive financial advisor to exclusively source, on behalf of the Company, between $75,000,000 and $250,000,000 of potential portfolio assets to be acquired by the Company in exchange for common stock of the Company; provided, however, that under no circumstances shall the Placement Agent be liable for any failure to source such portfolio assets; and (ii) in the event that $5,000,000 of the shares are sold in the Offering, then for a period of two (2) years, to advise the Company with respect to the retention of an investor relations firm and the sourcing of one or more broker-dealer or investment banking firms to provide research services for the Company ("Annual Services").

If, during the term of the Agreement, or within 24 months thereafter, the Company considers or undertakes any other transaction, including any sale (whether in one or a series of transactions) of all or a substantial portion of the assets or capital stock of the Company, any merger, joint venture, partnership, spin-off, reverse spin-off, non-pro rata spin-off or other business combination involving the Company, or any recapitalization, restructuring or liquidation of the Company or any other form of transaction or disposition that results in the effective sale, transfer or other disposition of ownership or control over a substantial portion of one or more of the principal businesses, assets or operations of the Company, offerings, financing, restructuring, repurchases of securities, foreign exchange or derivatives transaction, including, but not limited to, public or private offerings of debt or equity, or in connection with the transactions contemplated hereby, Placement Agent will have a right of first refusal to serve in the relevant lead roles commonly performed by banks, investment banks and financial advisors in connection with such transactions, including those of lead agent and lead arranger, sole bookrunning lead managing underwriter or initial purchaser (as the case may be), exclusive placement agent, lead financial advisor, principal counterparty and dealer manager, as applicable.  Also, if during the term of this Placement Agent Agreement or within 24 months thereafter, the Company is considering or undertakes any other transaction to obtain debt or equity financing or investments in connection with its business (a "Subsequent Offering"), Placement Agent will have a right of first refusal to serve as the Company's exclusive Placement Agent in connection with any Subsequent Offering.  In addition, if during the term of the Placement Agent Agreement or within 24 months thereafter, the Company is considering or undertakes any transaction to acquire a portfolio asset, subsidiary or company from a source introduced to the Company by Placement Agent in connection with the Annual Services, Placement Agent will have a right of first refusal to serve in the relevant lead roles commonly performed by financial advisors in connection with such transactions, including those of lead agent and lead arranger, sole bookrunning lead managing underwriter or initial purchaser (as the case may be), exclusive Placement Agent, lead financial advisor, principal counterparty and dealer manager, as applicable.  As compensation for any of the foregoing services described in this paragraph, Placement Agent will be paid its customary fees for performing comparable roles in connection with comparable transactions and Placement Agent will enter into a separate agreement or other appropriate documentation with the Company for such transaction(s) containing such compensation and other terms and conditions as are customary for internationally recognized investment banking firms for similar transactions, including, without limitation, appropriate indemnification provisions.  If the Company sells securities to or receives financing from any investors previously introduced by the Placement Agent, in connection with the Offering ("Protected Investors"), then in connection with such sales or financing Placement Agent shall receive additional financing fees (the "Additional Fees") that are equal to the greater of (a) the fees set forth below and (b) any underwriting, placement or financing fees that are listed in any future offering circular, prospectus, or placement memorandum.  Prior to the termination of this Agreement, the Placement Agent will furnish the Company with a written list of the Protected Investors.

The Placement Agent is entitled to the following fees and expenses:

(a)
In the event (and in each event) that the Company executes a definitive agreement to consummate an Offering, the Company shall pay to Placement Agent a cash fee equal to (i) 5% of the gross proceeds raised in the Offering from investors with which the Company has affiliations who would be suitable for the Offering, (ii) 10% of the gross proceeds raised in the Offering from investors who are not stockholders of the Company as of the date hereof and (iii) the Placement Agent shall use its "best efforts" to organize a "syndicate" of duly-registered broker-dealers to assist in the placement of the Offering.  Placement Agent shall manage the "book" for (i.e., keep track of) the sales efforts of the broker-dealers participating in the syndicate.  There shall be no minimum offering size required for the Placement Agent to receive its compensation as set forth in this subsection (a).  Placement Agent is entitled to its fees and its expenses, including reasonable fees and expenses of its counsel, which are capped at $50,000 unless the Company consents otherwise.

(b)
In connection with the Annual Services, from and after the final closing of the Offering, the Company shall pay to Placement Agent, on each anniversary of the final closing of the Offering, a cash fee of $50,000 per year.

The Placement Agent's engagement may be terminated by either party at any time, with or without cause, upon written notice to the other party, provided, however, (i) the Placement Agent will be entitled to its full fees and expenses in the event that (x) at any time prior to expiration of 24 months after such termination by the Company, an Offering is consummated; (y) the Company enters into a definitive agreement during the term of the Placement Agent Agreement or during such 24 month period which results in an Offering; or (z) the Company enters into a definitive agreement with any third party that the Placement Agent introduced to it, or to which the Placement Agent provided information about the Company.

The Placement Agent Agreement contains standard indemnification provisions pursuant to which the Company indemnifies the Placement Agent for certain losses.

Section 9                      Financial Statements and Exhibits
Item 9.01                      Financial Statements and Exhibits

Agreement dated January 24, 2011 between the Company and Placement Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2011	BLACKHAWK CAPITAL GROUP BDC, INC.
	By:	/s/ Craig A. Zabala
Craig A. Zabala Chief Executive Officer